EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 USC, SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Trinity3 Corporation (the “Company”) on Form 10-QSB for the period ended September 30, 2006, as filed with the Securities Exchange Commission on or about the date hereof (the “Report”) I, Steven D. Hargreaves, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 20, 2006	/s/ Steven D. Hargreaves
By: Steven D. Hargreaves
Chief Financial Officer